Exhibit 99.2

NYSE MKT | LLEX Corporate Presentation June 2017

Disclaimer

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes", "expects", "anticipates", "intends", "plans", "estimates", "should", "likely" or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. These forward-looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations to update any forward-looking statements.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: The success of the company's exploration and development efforts; the price of oil, gas and other produced gasses and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of the company to transport gas, oil and other products; the ability of the company to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price. See "Risk Factors" in the company's 2015 Annual Report on Form 10-K, Quarterly Reports on 10-Q and other public filings and press releases.

RESERVE/RESOURCE DISCLOSURE

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Reserve estimates that are intended to meet SEC guidelines are included in our periodic reports filed with the SEC. In this presentation, we sometimes also refer to broader, less precise terms when characterizing reserve estimates, such as "resource potential" and "estimated ultimate recovery", or "EUR", which the SEC does not permit to be disclosed in SEC filings and are not intended to conform to SEC filing requirements. These estimates are by their nature more speculative than those disclosed in our SEC filings and thus are subject to substantially greater uncertainty of being realized. They are based on internal estimates, are not reviewed or reported upon by any independent third party and are subject to ongoing review. Actual quantities recovered will likely differ substantially from these estimates. Factors affecting ultimate recovery of reserves include the scope of our actual drilling program, which will be directly affected by the availability of capital, drilling and production costs, commodity prices (including prevailing oil and gas prices), availability of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual recoveries of oil and natural gas in place, length of horizontal laterals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. These estimates may change significantly as the development of properties provides additional data. Investors are urged to consider closely the oil and gas disclosures in the company's 2015 Annual Report on Form 10-K.

Confidentiality. Information contained herein is confidential between the Recipient of this information and Lilis Energy, Inc. It is strictly understood that this information shall not be shared with any third party without the written permission from Lilis Energy, Inc. Any dissemination or distribution of any information contained herein is strictly prohibited.

Informational Purposes. The Information contained herein as been prepared for informational purposes only and should not be construed as an offer to sell or the solicitation of an offer to buy any security. Such information includes forward looking statements, estimates and projections, which are inherently uncertain, being based on assumptions and subjective judgments which may not prove to be accurate.

No Liability. Recipients are urged to consult with their own independent financial advisors with respect to any investment. All information contained herein should be independently verified. Neither Lilis Energy, Inc. nor any of its officers, directors, members, employees or consultants, accept and liability whatsoever for any direct or consequential loss arising from any use of information contain in this presentation. Investing in securities can be speculative and can carry a high degree of risk.

IRS Circular 230 Disclosure. Lilis Energy, Inc. and its affiliates do not provide tax advice. Accordingly, and discussion of U.S. tax matters included herein (including any attachments) is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone not affiliated with Lilis Energy, Inc. of any of the matters addressed herein or for the purpose of avoiding U.S. tax-related penalties.

Strictly Private and Confidential

Pure Play Permian Operator with Core Delaware Position ; Over 10,000 net acres (100% operated) in the Permian’s Delaware basin ; Multi - year inventory of over 500 potential horizontal net locations ; Strong returns with ~76% IRRs using flat $50 pricing (1) ; When compared to its public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (2) - providing investors significant leverage to the Permian High Growth Rate with 12 - Month Plan ; Transformative value proposition through conversion of resource potential to production, reserves, and cash flow ; 2017 D&C development plan (3) calling for the drilling of up to 11 gross or 9 net wells ( consisting of vertical re - entries and new drills) initially targeting the Wolfcamp B formation □ 5 targeted vertical wellbores on acreage position allows for re - entry and significant cost savings ; Recently completed and producing from three operated horizontal wells drilled to the Wolfcamp B, fracking completed on a fourth well, and drilling ahead on a fifth operated horizontal well. ; Estimate growing production between 5,000 – 5,300 Boe /d by December 31, 2017 Track Record of Delaware Acreage Acquisition ; Assembled currently over 10,000 net acre position ; RSP Permian acquisition of Silver Hill transacted at $47,561 / net production adjusted acre (4) – RSPP/Silver Hill acreage surrounds Lilis acreage ; Since June 2016 merger with Brushy Resources, Lilis has expanded Delaware Basin acreage footprint by over 185% Experienced and Aligned Management Team ; Management and Board of Directors beneficially own ~20% of the company – aligned with shareholder interests ; Well experienced management and operational teams have worked with Anadarko, Cobalt, and Occidental, EOG, Burlington, SM Energy and Quantum Resources Investment Highlights 1. Based off of flat $50 oil pricing and $2.73 gas on a 1 mile re - entry 2. Peer group consists of CPE, PE, RSPP, FANG, REN, and SM; Uses publicly available information 3. 2017 drilling plan subject to continued internal evaluation, including development targets and well locations. Currently tar get ing Walfcamp B but may evaluate different zones 4. $/acre information taken from publicly available information and includes certain transaction adjustments 3 Strictly Private and Confidential

Lilis Energy Overview

Delaware Basin Position



LLEX Profile[(1)]

Share Price	$5.19
Shares Outstanding	50.1 million
Market Cap	$260.2 million
Fully Diluted Shares Outstanding[(2)]	~69.3 million
Adjusted Market Cap	$359.7 million

Corporate Overview

- **Delaware Basin Operator**
  - Prolific Delaware Basin is now in full scale development mode
  - Over 10,000 net acres positioned in the core of the Delaware
  - Over 500 net identified future drilling locations[(3)]
  - Average working interest of 72%
  - 60% HBP
  - 100% operated
  - Drilled some of the highest IP per 1,000ft wells in the Delaware Basin
- **Recent Financing Activity**
  - An amended $15 million first lien term loan facility
  - A $125 million convertible, second lien, term loan facility, including an $80 million facility funded at closing and a $45 million discretionary delayed-draw term loan
  - Repayment of $38.1 million first lien term loan
  - Conversion of 100% of Series B Preferred Stock into common shares
  - Redemption in full of the Company's Conditionally Redeemable Preferred Stock
- **Preliminary 2017 operating capital plan focused on meaningful production and acreage footprint growth**
  - 2017 D&C development plan calling for up to 11 gross wells (9 net), initially targeting the Wolfcamp B formation[(4)]
    - 6 of which are existing vertical wellbores, allowing for re-entry and cost savings of ~$1 million per well
  - Expected December 2017 exit rate of approximately 5,000 – 5,300 boe/d
  - Expect to aggressively grow undeveloped acreage position at attractive per acre valuations

1. Based on closing price on June 1, 2017 and shares outstanding as of May 5, 2017.
2. Assumes conversion of all in the money warrants and restricted stock units. Fully diluted share count including out of the money warrants and conversion of Convertible Second Lien note at $5.50 per share is ~83.4mm shares
3. Possible locations are calculated using required spacing as determined by observing results on wells, how they are being drilled within the play and analysis of Permeability and Porosity on well logs
4. 2017 drilling plan subject to continued internal evaluation, including development targets and well locations. Currently targeting Wolfcamp B but may evaluate different zones

Strictly Private and Confidential

4

LILIS

Delaware Basin Well Results and Offset Well Map

LLEX Well Results & Operational Highlights

- Contiguous acreage on Loving-Winkler County line in Texas and Lea County, New Mexico
- 15 vertical wells, 4 Horizontal producing, 1 Horizontal in progress (drilling) and 1 horizontal in progress (completion) from multiple formations: Wolfcamp, Brushy Canyon, Bell Canyon, Strawn & Atoka
- Bison #1H
  - Wolfcamp B Re-Entry
  - Total Depth of 19,581'
  - 6,897' lateral
  - 35 frac stages, 2,200 pounds of proppant per foot
  - Recent 24hr IP rate of 2,375 Boepd (75% liquids)
  - IP30 2,144 Boepd (74% liquids)
  - IP per 1,000' of 344 Boepd
- Grizzly #1H
  - Wolfcamp B Re-Entry
  - Total Depth of 16,971'
  - 4,103' lateral
  - 20 frac stages, 2,200 pounds of proppant per foot
  - Recent 24hr IP rate of 1,666 Boepd (65% liquids)
  - IP30 1,323 Boepd (63% liquids)
  - IP Per 1,000' of 406 Boepd
- Hippo #1H
  - Wolfcamp B Re-Entry
  - Successfully fracture stimulated in 20 stages
  - 2,200 pounds of proppant per foot
  - Recent 24hr IP rate of 1,917 Boepd (74% liquids)
  - IP Per 1,000' of 467 Boepd
- Lion #1H
  - Wolfcamp B Re-Entry
  - Stimulation to begin completion June 3, 2017
  - Planned completion for this well is 27 stages
  - 150 ft plug to plug spacing & 2,200 lbs/ft sand loading.
  - Projected treatable lateral is ~4,025'
- Wildhog BWX State Com #1H
  - Wolfcamp B New Drill
  - Currently drilling in curve
  - Planned total depth is ~17,086' MD
  - Projected treatable lateral is ~4,400'

LLEX Acreage and Offset Operators



OXY
DEVON
RMR
ENDEAVOR
OXY
DEVON
Lilis Energy Wildhog #1H
ADARKO
RSP PERMIAN
EOG
ENDEAVOR
MATADOR
DEVON
PANTHER
DEVON
LILIS ENERGY
RSP PERMIAN
RSP PERMIAN
EOG
RSP PERMIAN
SHELL
RSP PERMIAN
RSP PERMIAN
ANADARKO
XTO
RSP PERMIAN
ENERGEN
Lilis Energy Grizzly #1H 4,115' IP-24HR: 1,666 Boe/d IP30: 1,323 Boe/d 406 Boe/d per 1,000'
ADARKO
Lilis Energy Lion #1H
ANADARK
Lilis Energy Hippo #1H 4,105 IP24HR: 1,917 Boe/d
Lilis Energy Bison #1H 6,897' IP-24HR: 2,375 Boe/d IP30: 2,144 Boe/d 344 Boe/d per 1,000'

- Lilis Energy acreage in Yellow
- RSP Permian acquisition of Silver Hill in Blue

LILIS

Strictly Private and Confidential 5

Strong Offset Well Results and Recent Transaction Support Value


Concho
Gunner Fed 5H
IP30: 1,306 Boe/d
Concho
Coachman Fee 4H
IP24: 1,142 Boe/d
Endurance
White Falcon 16 #1H
IP30: 1,813 Boe/d
Lea
Lilis Energy
Wildhog #1H
Matador
Totum #211H
4,371'
4HR: 2,247 Boe/d
514 IP-2 Boe/d per 1,000'
Silver Hill
Ludeman D 302H
7,247'
IP30: 1,335 Boe/d
185 Boe/d per 1,000'
RSPP / Silver Hill
$47,561 / acre
10/13/16
Lilis Energy
Grizzly #1H
4,115'
IP-24HR: 1,666 Boe/d
IP30: 1,323 Boe/d
406 Boe/d per 1,000'
Lilis Energy
Lion #1H
Lilis Energy
Hippo #1H
4,105
IP24HR: 1,917 Boe/d
Silver Hill
Ludeman D 102H
7,486'
IP30: 1,361 Boe/d
182 Boe/d per 1,000'
Loving
Anadarko
H&T 75-24 2H
5,279'
IP30: 1,148 Boe/d
218 Boe/d per 1,000'
Silver Hill
Bullet 27-11 2H
4,377'
IP30: 940 Boe/d
215 Boe/d per 1,000'
Winkler
Lilis Energy
Bison #1H
6,897'
IP-24HR: 2,375 Boe/d
IP30: 2,144 Boe/d
344 Boe/d per 1,000'
Mewbourne
Harrison 43 W102
5,285'
IP30: 977 Boe/d
185 Boe/d per 1,000'
XTO
Block 21 1803H
4,074'
IP30: 1,112 Boe/d
273 Boe/d per 1,000'
Felix Energy
Falcon State #1H
4,850'
IP30: 818 Boe/d
169 Boe/d per 1,000'
Brushy Canyon
Avalon
Wolfcamp A
Wolfcamp B
2nd Bone Spring
3rd Bone Spring
1
2
3
4
5
6
7
8
9
10
11

Sources: Publicly available information, investor presentations, Texas Railroad Commission, HDPI Drillinginfo and LLEX internal company database

Strictly Private and Confidential

6

RSPP / Silver Hill Transaction: Analogous to LLEX Assets

RSPP / Silver Hill Transaction Overview

- October 2016 – RSP Permian (RSPP) and Silver Hill Energy Partners I and II (Silver Hill) announced purchase and sale agreements in which RSPP acquired 41,000 net acres in the Delaware Basin for total consideration of ~$2.40 Billion
- ~80% operated and over 80% working interest in operated acreage; conducive to long lateral development
- Current production of ~15,000 boe/d (69% oil; 86% liquids)
- ~250,000 net effective horizontal acres including Wolfcamp B, Lower and Upper (XY) Wolfcamp A, 3rd Bone Spring, 2 Bone Spring, Avalon and Brushy Canyon
- ~3,200 gross / ~1,950 net drilling locations
- Assets directly offset LLEX's assets
- **As illustrated in the map to the right, LLEX's Wolfcamp depth is analogous to the Silver Hill acreage acquired by RSP Permian**

Wolfcamp Depth: Delaware Basin[1]



RSPP / Silver Hill Acreage $47,561 / acre(2)
LLEX Acreage
Northwest Shelf
San Simon Channel
Gaines
Lea
Andrews
Central Basin Platform
Delaware Basin
NEW MEXICO
TEXAS
Loving
Winkler
Culberson
Ward
Reeves
Pecos
SILVER HILL ACREAGE
WOLFCAMP STRUCTURE (TVDSS)
CONTOUR INTERVAL = 500

1. RSPP /Silver Hill investor presentation: publicly available information
2. $/Acre information taken from publicly available information and includes certain transaction adjustments

Strictly Private and Confidential
7

Contiguous Acreage Position with Well Control and Takeaway Capacity

Significant Value in Delaware

- Vertical wellbores allow for horizontal re-entry
  - Reducing completed well costs by ~$1 million per well
- Extensive well control
  - No seismic or pilot holes required
- Full suite of logs penetrate entire Wolfcamp interval
- Target formation cuttings scientifically analyzed
- Field infrastructure and takeaway capacity in-place

Existing Well Logs



10
14
16
19
Wolfcamp
Bone Springs
Avalon
Delaware

Cost Reduction Initiatives

- Awaiting approvals for salt water disposal well – results in significant cost savings / LOE reduction
- Relationship with Energy Transfer Partners provides takeaway capacity through February 2018 (1)
- Evaluating gas gathering options
  - Removing existing rentals

1. *Company is currently in negotiations with ETP and other midstream service providers to expand available midstream capacity under existing contract.*

Strictly Private and Confidential

8

LILIS

Offset Operator Lateral Targets: Delaware Basin Break Out Strictly Private and Confidential 9 Jal A A' FEET 0 10,000 PETRA 5/17/2017 3:59:04 PM FORMATION TARGETS Brushy Canyon Avalon/Leonard 1st Bone Spring 2nd Bone Spring 3rd Bone Spring Wolfcamp XY Wolfcamp A Wolfcamp B Wolfcamp C Anadarko Anadarko Shell Energen EOG Mewbourne Mewbourne RSP EOG Matador Devon Concho EOG Shell Anadarko Felix Shell Chevron EOG RSP RSP Noah Brunson 1H Wolfcamp B 9340’ lateral 24 hr IP rate of 3,124 Boed IP per 1000’ = 334 boepd Totum #211H Wolfcamp A 4371’ lateral IP24hr 2,247 boed (72% oil) IP per 1,000’ = 514 Boepd Madera ‘24’ Federal 2H (2012) Brushy Canyon 5262’ lateral IP24hr 1,042 boed (86% oil) IP per 1,000’ = 198 Boepd Production 255,619 boe (61% oil) Bison #1H Wolfcamp B 6,897’ lateral Recent 24hr IP rate of 2,375 Boepd (75% liquids) IP30 2,144 Boepd (74% liquids) IP per 1,000’ = 344 Boepd Grizzly #1H Wolfcamp B 4,103’ lateral Recent 24hr IP rate of 1,666 Boepd (65% liquids) IP30 1,323 Boepd (63% liquids) IP Per 1,000’ of 406 Boepd Ludeman I #1402H (2015) 2 nd Bone Spring 6836’ lateral IP24hr 558 boed (77% oil) Production 127,093 boe (78% oil) University B20 1 #W201PA (2016) Wolfcamp C 4499’ lateral IP24hr 333 boed (83% oil) IP per 1,000’ = 74 Boepd 1yr Production 179,775 boe (87% oil) Ludeman D 104H (2016) Wolfcamp XY 6474’ lateral IP24hr 1,519 boed (81% oil) 6mos Prod. 45,138 boe (82% oil) (1) Source: Press Releases, TRRC, Quarterly Reports

Delaware Basin Structural Cross Section Strictly Private and Confidential 10 Delaware Basin Benches • Wolfcamp B • 2017 Drilling program • Additional landing zone • Wolfcamp A • Kudu 1H • Legacy horizontal well drilled out of target and under stimulated. • August 2015 - May 2017 126,100 boe (65% oil) • Currently planning a new well in 2018 • Wolfcamp C • Mexico P#1 vertical testing • Plan a horizontal well if results are favorable. • 2 nd Bone Spring • Future testing • Avalon • Future testing • Brushy Canyon • Currently under analysis A A’ A A’

Lilis Energy: Prospective Drilling Benches & Drilling Inventory

Over 500+ Delaware Well Locations Provide Multi-Year Inventory[1]

- Internal geologic and engineering analysis suggests multi stacked pay development. Upward potential of 40+ wells per section.
- On current acreage position, stacked pay could result in over 500+ wells of potential drilling inventory.
- Offset operators such as RSPP, MTDR, EOG, DVN, APA, and PDCE have touted the multi-stack potential in the Delaware Basin

Lilis Inventory Zones and Spacing


5,120 feet
1-mile
Lilis Location
Offset Operator Location

Offset Operator Zones[2]

	RSP Permian	Matador	devon	Felix Energy	eog resources
Brushy Canyon		✓	✓		
Avalon Shale	✓	✓	✓		✓
1st Bone Spring		✓			
2nd Bone Spring		✓	✓		✓
3rd Bone Spring		✓	✓	✓	
Wolfcamp XY & A	✓	✓	✓	✓	✓
Wolfcamp B	✓	✓			✓
Wolfcamp C					
Wolfcamp D		✓			

(1) Assumes 40+ wells per section (640 acre section)
(2) Source: Investor presentations, wall street research

Strictly Private and Confidential
11
LILIS

Lilis Energy: Strong Well Economics

Wolfcamp B – 1 Mile Lateral Type Curve Sensitivities


7 MM
7.5 MM
8 MM
IRR
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
May 16 Strip
$55/Bbl
$60/Bbl

Development Type Well	Wolfcamp B
Peak 30-day (gross Boe/d)	1,294
EUR (MBoe)	831
First year decline (Boe)	65%
AFE ($ Million)	7.5
Payout (Months)	18.8
GOR (Scf/Bbl)	2,500

Wolfcamp B – 1 ½ Mile Lateral Type Curve Sensitivities


8 MM
8.5 MM
9 MM
IRR
280%
260%
240%
220%
200%
180%
160%
140%
120%
100%
May 16 Strip
$55/Bbl
$60/Bbl

Development Type Well	Wolfcamp B
Peak 30-day (gross Boe/d)	1,942
EUR (MBoe)	1,263
First year decline (Boe)	65%
AFE ($ Million)	8.5
Payout (Months)	11.3
GOR (Scf/Bbl)	2,500

Notes:

*Differentials used for pricing include -$0.50/bbl and -30% on gas

*Metrics used for table include 10% discount rate and $7.5 MM and $8.5 MM CAPEX respectively

Strictly Private and Confidential

12

LILIS

Strictly Private and Confidential 13 NEW MEXICO CHAVES LEA EDDY CULBERSON JEFF DAVIS PECOS LOVING WINKLER REEVES ANDREWS GAINES YOAKUM WARD TEXAS NM TX PERMIAN TRANSACTION VALUES OVER TIME (TRANSACTIONS >$100 MILLION ) Lilis Acreage $16,865 $9,907 $18,590 $10,487 $6,304 $23,854 $20,158 $22,329 $23,799 $22,039 $42,958 $29,501 $28,578 $20 $40 $60 $80 $100 $120 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 1 6 7 4 1 1 6 4 3 6 10 12 12 2014 2015 2016 2017 WTI ($/bbl) TEV / Adj. Net Acre ($/acre) WTI ($/bbl) Deal Count Adj. TEV (2) / Date Buyers Sellers TEV Adj. Net Acres (3) (dd-mmm-yy) (US$ mm) (US$ / acre) 01-May-17 Centennial GMT Exploration $350 $23,122 21-Mar-17 Marathon Black Mountain $700 $33,180 09-Mar-17 Marathon BC Operating $1,100 $13,112 03-Mar-17 Resolute Energy CP Exploration II $160 $26,940 24-Jan-17 Halcon Resources Samson Energy $705 $26,630 17-Jan-17 ExxonMobil Bopco LP $5,600 $16,371 16-Jan-17 Noble Energy Clayton Williams Energy $3,200 $15,122 12-Jan-17 WPX Energy Panther Energy / Carrier Energy $775 $26,656 10-Jan-17 Parsley Energy Apache $248 $37,507 2017 YTD DELAWARE BASIN TRANSACTIONS (TRANSACTIONS >$100 MILLION ) (1) Source: BMO M&A Transaction Database Note: Oil and gas equivalent volumes converted using 6:1 ratio. 1. Map excludes Midland Basin acreage associated with ExxonMobil/ Bopco and Noble/Clayton Williams transactions. 2. Price Adjusted TEV is calculated by multiplying Announced Transaction Enterprise Value (TEV) by the TEV Adj. Factor, which is th e ratio of current (as of 28 - Apr - 17) 12 - month average of NYMEX Oil ($50.17 / bbl ) and NYMEX Gas ($3.36 / mmbtu ) prices to the 12 - month average prices on the announcement date. 3. TEV / Adjusted Net Acres multiple based on flowing production adjustment of $35,000 per flowing boe . Delaware Basin Transaction Trends

Pure Play Delaware Basin Operator: Leveraged to the Permian • When compared to other public Permian peers, LLEX has the highest Permian Basin exposure per $1 million of enterprise value (1) • LLEX’s leverage to the Permian is 1.9x greater than its peer average Net Permian Basin Acres Per $1 Million of Enterprise Value (2) 1. Internal estimate: LLEX enterprise value is pro forma for recent 1l Term debt tack - on and 2L financing; Share count includes all “in the money” dilutives 2. Peers consist of PE, FANG, RSPP, REN, and Rosehill. Publicly available information; Prices as of 5/3/17; Shares outstanding, ou tstanding indebtedness, preferred stock, and cash as of last filed and adjusted for certain business transactions 14 Strictly Private and Confidential - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Lilis Energy Peer 1 Peer 2 Peer 4 Average Peer 5 Peer 6 Peer 3 Peer 7

Appendix Strictly Private and Confidential

Strictly Private and Confidential 16 Statement of Operations for The Period Ending April 30, 2017

17 Summary of Recent Financial Activity Strictly Private and Confidential • On April 26, 2017, the Company announced a comprehensive recapitalization of its balance sheet to support its long - term growth plans. • New term loan provided approximately $56.6 million in new capital at closing to execute its drilling and leasing programs, plus an incremental $45 million potentially available to fund future acreage acquisitions. • Transactions announced include: • An amended $15 million first lien term loan facility; • A $125 million convertible, second lien, term loan facility, including an $80 million term loan funded at closing and a $45 million discretionary, delay - draw term loan; • Repayment of $38.1 million first lien term loan; • Conversion of 100% of Series B Preferred Stock into common shares; and • Redemption in full of the Company’s Conditionally Redeemable Preferred Stock All credit facilities incorporate covenant - lite structures with lenders who carry equity exposure Long - term alignment of interests with financial sponsor $45 million of discretionary second lien capacity to fund leasing activity Attractive second lien term loan conversion price at $5.50 per share ~ $56.6 million in new cash to fund growth FINANCING HIGHLIGHTS

Pro Forma Capitalization

- The impact of $140 million in new financings and the repayment of $38.1 million of existing debt announced on April 26 is illustrated in the table below.New credit facilities refinanced the Company's existing secured debt and significantly deepened liquidity.

Pro Forma 3/31/ 17 Capitalization[1]

($000s unless otherwise noted)	3/31/2017	1L Term Loan Funding	2L Term Loan Funding	Redemption of Preferred	Series B Conversion	Pro Forma 3/31/2017	As % of Total Cap
Cash & Cash Equivalents	$20,416	$14,600	$41,100	($2,300)		$73,816	NA
Long-Term Debt:							
Existing First Lien Term Loan Facility:							
Existing Tranche	$38,100 [1]		($38,100)			$0	0.0%
Amendment Tranche	-	15,000				15,000	13.8%
Convertible Second Lien Term Loan Facility:							
Funded Tranche	-		80,000			80,000	73.6%
Incremental Acquisition Tranche ($45MM Capacity)	-					-	0.0%
Total Secured Debt	$38,100					$95,000	87.3%
SOS Ventures Note / Other Debt	1,000 [1]					1,000	0.9%
Total Debt	$39,100					$96,000	88.3%
Conditionally Redeemable 6% Preferred Stock	$1,915			(1,915)		$0	0.0%
Shareholders' Equity:							
Series B Preferred Stock	$10,983				(10,983)	$0	0.0%
New Convertible Preferred Stock	-					-	0.0%
Common Stock	3					3	0.0%
Additional Paid-In Capital	244,969					244,969	NM
Accumulated Deficit	(232,205)					(232,205)	NM
Total Shareholders' Equity	$23,750					$12,767	11.7%
Total Capitalization	$64,765					$108,767	100.0%

Note: Potential adjustments to Shareholder's Equity accounts relating to post-March 31 transactions are omitted since accounting adjustments remain in process. Fees & expenses are estimated.
1. Reported March 31 and pro forma debt balances shown net of unamortized discounts and premiums

LILIS

Strictly Private and Confidential 18

LLEX Management Team

Abraham "Avi" Mirman Director and CEO	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $85.0 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Joseph C. Daches EVP, CFO & Treasurer	Mr. Daches is a licensed CPA with over 20 years of experience and expertise in directing strategy, accounting and finance in primarily small and mid-size oil and gas companies. Prior to joining Lilis Energy Inc., Mr. Daches held the position of CFO at Magnum Hunter Resources ("MHR") where he concluded his tenure by successfully guiding MHR through a restructuring and upon emergence was appointed Co-CEO by the new Board of Directors. Mr. Daches has helped guide several oil and gas companies through financial strategy activities, capital raises, and both public and private offerings. Mr. Daches possesses significant business experience and knowledge related to the oil and gas industry, including A&D transactions, oil and gas reporting, SEC reporting, corporate governance and compliance, budgeting and business valuations. Mr. Daches holds a Bachelor of Science in accounting and is a licensed CPA in Texas.
Brennan Short COO	Mr. Short is a petroleum engineer with 20 years of domestic oil/gas exploration and production operations, field supervision, management and petroleum engineering consulting experience. Prior to joining Lilis Energy, Mr. Short worked for Conoco, EOG Resources, FINA and Burlington Resources in various production operations and field positions. Mr. Short earned his Bachelor's degree in Petroleum Engineering from Texas A&M University
Seth Blackwell EVP, Land & Business Development	Mr. Blackwell is a Professional Landman with extensive knowledge and experience in all facets of land management. Prior to joining the Lilis team, Mr. Blackwell held the position of Vice President of Land for XOG Resources where he managed all land and business development efforts. Prior to that, he gained exposure to multiple oil and gas basin in the US while working for Occidental Petroleum. Mr. Blackwell holds a Bachelor's Degree in Business Management from Fort Hays State University and is an active member of the American Association of Professional Landman, North Houston Association of Professional Landman and the Houston Association of Professional Landman.
Mary Hughes Senior Geologist	Mrs. Hughes joined Lilis Energy in 2017 as an experienced petroleum geologist focused on exploration and optimizing development projects. Mrs. Hughes' previous roles have included new ventures exploration, lead operations geologist, and field geology with Apache Corporation and Activa Resources. Mrs. Hughes earned a B.S. Geology degree from Sam Houston State University and an M.S. Geology from University of Texas at San Antonio. Mrs. Hughes currently serves as Secretary for the South Texas Geological Society and is an active member of American Association of Petroleum Geologists.
Ariella Fuchs EVP, General Counsel & Secretary	Ms. Fuchs joined Lilis Energy in March 2015. Previously, Ms. Fuchs served as an associate with Baker Botts L.L.P., specializing in securities transactions and corporate governance and an associate at White & Case LLP and Dewey and LeBoeuf LLP in the firm's mergers and acquisitions groups. Ms. Fuchs received a J.D. degree from New York Law School and a B.A. degree in Political Science from Tufts University.
Wobbe Ploegsma VP of IR & Capital Markets	Mr. Ploegsma has over 10 years of finance and energy investment banking related experience. Prior to joining Lilis Energy, Mr. Ploegsma held various positions with Growth Capital Partners, Tudor Pickering Holt & Co., MLV & Co. and FBR Capital Markets. Mr. Ploegsma received his undergraduate degree in Business Administration from Trinity University and his MBA from Rice University's Jones School of Business.

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LILIS

LLEX Board of Directors

Ronald D. Ormand Executive Chairman	Mr. Ormand brings more than 34 years of industry experience. Mr. Ormand has completed over $25 billion of capital markets and $10 billion of financial advisory transactions as both a principal and banker. Mr. Ormand was a co-founder and senior executive at Magnum Hunter Resources Corporation (NYSE: MHR). While with MHR, Mr. Ormand executed a strategy to grow MHR from sub-$30 million enterprise value to over $3.2 billion in 4 ½ years. Mr. Ormand has served as a member of numerous Board of Directors, most recently the Chairman of the Board of MLV & Co., where he oversaw and led the acquisition of MLV by FBR Capital Markets (NASDAQ:FBRC).
Abraham "Avi" Mirman Chief Executive Officer & Director	Mr. Mirman has an extensive 20-year background in the securities industry and was appointed CEO in April 2014, after serving as the Company's President beginning in September 2013. Mr. Mirman was appointed to Lilis Energy's Board of Directors in September 2014. Previously, Mr. Mirman served as the Managing Director, Investment Banking at T.R. Winston & Company, LLC from April 2013 to October 2014. He and TRW completed over $100 million of financing and debt restructuring for Lilis Energy. Between 2006 and 2011, Mr. Mirman served as Chairman of the Board of Cresta Capital Strategies LLC; between 2011 and 2012, he served as Head of Investment Banking at BMA Securities; and between 2012 and February 2013, he served as Head of Investment Banking at John Thomas Financial. Mr. Mirman has extensive experience in financial and securities matters, and obtaining financing for and providing financial advisory services to micro-cap public companies, including oil and gas and other energy companies. Mr. Mirman graduated from the State University of New York at Buffalo with a B.S. in Political Science.
Gen. Merrill A McPeak (USAF Retired) Director	Following retirement from active service in 1994, General McPeak launched a second career in business. General McPeak served as the fourteenth chief of staff of the U.S. Air Force and flew 269 combat missions in Vietnam during his distinguished 37-year military career. General McPeak was a founding investor and chairman of Ethicspoint, an ethics and compliance software and services company, which was subsequently restyled as industry leader Navex Global, and acquired in 2011 by a private equity firm. General McPeak also served as chairman of Coast Plating, a metal finishing company for aerospace and other industries, which was also acquired in a private equity buyout. General McPeak currently serves as a director of DGT Holdings, GenCorp, Lion Biotechnologies and Research Solutions, Inc., as well as Valence Surface Technologies.
Nuno Brandolini Director	Mr. Brandolini was appointed to Lilis Energy's Board of Directors beginning in February 2014. Mr. Brandolini is a general partner of Scorpion Capital Partners, L.P., a private equity firm organized as a small business investment company (SBIC). Mr. Brandolini co-founded Rosecliff, Inc. in 1993 and served as its Managing Director. Mr. Brandolini served as Assistant Treasurer of Allianz Funds. Prior to 1993, he served as a Vice President at Salomon Brothers Inc., where he was an investment banker involved in mergers and acquisitions in the Financial Entrepreneurial Group. He served as the President and Principal at The Baltheus Group and a Principal and Executive Vice President of Logic Capital Corp. Mr. Brandolini began his career as an investment banker at Lazard Freres & Co. Mr. Brandolini served as the Chairman of Lilis Energy, Inc. since April 24, 2014 until January 14, 2016. Mr. Brandolini served as the Chairman at Northern Gold Mining Inc. since May 6, 2013 and has been its Director since January 17, 2012. Mr. Brandolini serves as a Lead Director of Northern Gold Mining Inc. Mr. Brandolini has been a Director of LifePoint, Inc. since September 29, 2003, Lilis Energy, Inc. since February 13, 2014. He has been an Independent Director of Cheniere Energy, Inc. since 2000.
Peter Benz Director	Mr. Benz brings more than 25 years of experience in investment banking and corporate advisory services for emerging growth companies in the areas of financing, mergers and acquisition, funding strategy and general corporate development. Mr. Benz currently serves as Chief Executive Officer of Viking Asset Management, LLC. Mr. Benz is responsible for assuring a steady flow of candidate deals, making asset allocation and risk management decisions and overseeing all business and investment operations. He has extensive experience specializing in investment banking and corporate advisory services for small growth companies in the areas of financing, merger/acquisition, funding strategy and general corporate development. He founded Bi-Coastal Consulting Corporation in 1986 and served as its President and Principal. Mr. Benz worked at Gilford Securities where he was responsible for private placements and investment banking activities.
R. Glenn Dawson Director	Mr. Dawson brings 35 years of oil and gas and management experience in North American hydrocarbon basins. Mr. R. Glenn Dawson serves as the President and Chief Executive Officer of Cuda Energy, Inc., a private Canadian-based E&P company. Mr. Dawson served as President of Bakken Hunter and Williston Hunter Canada, wholly owned subsidiaries of MHR, from April 2011- Jan.31- 2015. Mr. Dawson served as an Executive Vice President of Magnum Hunter Resources Corp. until January 31, 2015.

Strictly Private and Confidential 20 LILIS

NYSE MKT | LLEX Wobbe Ploegsma VP of Investor Relations & Capital Markets ir@lilisenergy.com 210.999.5400 CorProminence David Boral davidb@coreir.com 512.222.2560